SUPPLEMENT DATED JUNE 10, 2008

TO

PROSPECTUS DATED MAY 20, 2008

FOR

SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE  OF CANADA (U.S.) VARIABLE ACCOUNT I

I.           The second sentence of Footnote 7 to the Fee Table, appearing on page 11, is revised to read:

After Policy Year 10, the loan interest rate is 3.0%.

II.	The second sentence of the third paragraph of the Policy Loans section, appearing at page 19, is revised to read:

Loan interest is 3.0% in Policy Year 11 and thereafter.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.